                               THE MILESTONE FUNDS


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Janet Tiebout Hanson constitutes and appoints Max Berueffy and David J. Goldstein, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stand, in any and all capacities, to sign the Registration Statement Form N-1A and any or all amendments thereto of the Milestone Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute may lawfully do or cause to be done by virtue hereof.



                                        /s/ Janet Tiebout Hanson
                                        -------------------------
                                           Janet Tiebout Hanson


Dated:   November 7, 1994

                               THE MILESTONE FUNDS


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Dort A. Cameron III constitutes and appoints Max Berueffy and David J. Goldstein, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stand, in any and all capacities, to sign the Registration Statement Form N-1A and any or all amendments thereto of the Milestone Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute may lawfully do or cause to be done by virtue hereof.


                                        /s/ Dort A. Cameron III
                                        -------------------------
                                           Dort A. Cameron III


Dated:   November 7, 1994

                               THE MILESTONE FUNDS


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Phylis M. Esposito constitutes and appoints Max Berueffy and David J. Goldstein, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stand, in any and all capacities, to sign the Registration Statement Form N-1A and any or all amendments thereto of the Milestone Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute may lawfully do or cause to be done by virtue hereof.


                                        /s/ Phylis M. Esposito
                                        -------------------------
                                           Phylis M. Esposito

                               THE MILESTONE FUNDS


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that John D. Gilliam constitutes and appoints Max Berueffy and David J. Goldstein, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stand, in any and all capacities, to sign the Registration Statement Form N-1A and any or all amendments thereto of the Milestone Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute may lawfully do or cause to be done by virtue hereof.


                                        /s/ John D. Gilliam
                                        -------------------------
                                           John D. Gilliam

Dated:   November 7, 1994

                               THE MILESTONE FUNDS


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Karen S. Cook constitutes and appoints Max Berueffy and David J. Goldstein, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stand, in any and all capacities, to sign the Registration Statement Form N-1A and any or all amendments thereto of the Milestone Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute may lawfully do or cause to be done by virtue hereof.


                                        /s/ Karen S. Cook
                                        -------------------------
                                           Karen S. Cook

Dated:   November 7, 1994

                               THE MILESTONE FUNDS


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Magna L. Dodge constitutes and appoints Max Berueffy and David J. Goldstein, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stand, in any and all capacities, to sign the Registration Statement Form N-1A and any or all amendments thereto of the Milestone Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute may lawfully do or cause to be done by virtue hereof.


                                        /s/ Magna L. Dodge
                                        -------------------------
                                           Magna L. Dodge

Dated:   June 15, 1995